UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-1810

Oppenheimer Global Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  September 30

Date of reporting period:  3/31/2016

Item 1.  Reports to Stockholders.

Semiannual Report 3/31/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Global Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/16

	Class A Shares of the Fund

	Without Sales Charge	With Sales Charge	MSCI All Country (AC)
			World Index
6-Month	-1.26%	-6.94%	5.28%
1-Year	-9.50	-14.69	-4.34
5-Year	5.57	4.32	5.22
10-Year	4.30	3.69	4.08

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677).

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Fund Performance Discussion

For the period ended March 31, 2016 the Oppenheimer Global Fund returned -1.26% versus the MSCI All Country World Index, its benchmark, which returned 5.28%. Virtually all the underperformance came in the second half of the period, the tail end of 2015 having been a period of outperformance for the Fund. While we are not pleased with our recent performance, we do not believe the characteristics that have led to it are sustainable. The early part of the New Year was a period of significant market dislocation. A rebound in oil prices and commodities resulted in the outperformance of what had been heretofore amongst the worst performing sectors of the market. Concerns over the U.S. Federal Reserve (the “Fed”) raising rates and political chatter and posturing during the Presidential primaries led to a sell-off in the “risk” sectors of the market, especially biotechnology and financials, where we have been overweight.

MARKET OVERVIEW

The market of the past few months can be characterized by WB Yeats’ words in his poem, The Second Coming, “the best lack all conviction while the worst are full of passionate intensity”. An unwillingness to consider a future that isn’t dire, led to what is often called a “risk-off” market, where businesses that have a larger proportion of their value in future growth came into disfavor. Concerns over the Fed raising rates in the short term combined with low growth in the world benefited stable earners such as utilities and punished companies that are options on future growth such as biotechnology firms. A turn in oil prices off the bottom in the first quarter led to outperformance in commodity stocks that had been massively oversold. The woes of the financial sector continued, with market activity and risk tolerance massively attenuated, especially in Europe, and ongoing litigation and capital regulation. Regulators have provided no relief to the uncertainty around increased future capital requirements, which has put pressure on fees and earnings. Further, zealous prosecutors still seem to find ways of increasing fines and penalties on the financial sector for the misdeeds, both actual and supposed, of the past. This too has detracted from confidence in the markets.

Currencies have been a mixed bag. The euro and pound sterling weakened meaningfully as markets sold off in the early part of the year, but have rebounded somewhat since. The commodity currencies of Australia and Canada have followed the fortunes of oil with significant declines as oil fell to $30 per barrel but have come back as oil moved back to the $40 range. The Japanese yen has strengthened substantially from 120 yen to the dollar to closer to 110 yen, which is not

3          OPPENHEIMER GLOBAL FUND

going to help Japanese exporters. Emerging markets currencies have also been mixed with significant gains in the Brazilian real as the likelihood of Dilma Rousseff being impeached increased, stability in the Chinese renminbi despite worries of a serious devaluation to come, and weakness in the South African rand.

The interest rate environment has been for lower rates almost everywhere, with government debt in Japan, Switzerland and Germany even yielding negative rates across various tenors. U.S. Government paper still seems to offer a positive coupon and lower credits coming with fatter spreads to Treasuries. This may change.

FUND REVIEW

The half year just ended was a tale of two quarters - the first O.K. and the second miserable. Our pivot to cheap European financials were met with a hefty smack upside the head. Our confidence in the scientific prowess of the drug discovery engines of the 21st century was trampled on by the stampede to the exit door with the hearing of the murmurs of Fed rate rises and the increased eagerness to promise free products and services, even life preserving high cost medicines upon which billions of dollars of risk capital have been ventured. These were the cause of much of our woes though not the only ones.

Our lack of conviction in wishing to own utilities, regulated or other, and other bond proxies hurt too as these were the sectors that performed best. Our structural bet against commodities which helped in 2015, had the opposite impact in 2016. Quality and growth orientation seemed to attract opprobrium not salutes. We compounded these problems with a couple of stand out poor performing investments especially with SunEdison and Banca Monte dei Paschi Di Siena. The former stumbled its way towards bankruptcy while the latter is still hostage to the archaic and arcane Italian laws that prevent banks from collecting on the collateral that backs granted credit. There seems to be a willingness to legislatively move in the right direction but it is not a given. In mitigation, these risk positions were sized below 1% of the portfolio.

There were a couple of positives. Our holdings in Facebook and SAP showed excellent returns. These are long held positions of size where transformational opportunities still exist. Google (now Alphabet) and PayPal, recently spun out of eBay also delivered good performance.

OUTLOOK AND POSITIONING

Our thematic, long-term, investment style leads us towards quality businesses with sustainability of both enterprise and advantaged position. We hope to buy these at prices that do not fully reflect their future value, usually because the current understanding of that value by the market is misestimated for a reason that is temporary. For that we have to be willing to go against

4          OPPENHEIMER GLOBAL FUND

the market’s current beliefs and have deep conviction in the correctness of our view. Unpopularity is a price we are willing to incur for a while.

We see risk of higher rates that is not being priced in the market today at all. We see a belief in the necessity of availability of expensive-to-provide medical treatments for a price that severely undervalues the research effort and risk dollars expended that is unjustified. We see a pessimism and a loss of confidence in structures that have delivered increasing prosperity for over half a century, which we think is unreasonable.

To that end, we are invested greatly in businesses that connect the world - physically and virtually, such as Facebook, Google (Alphabet), United Parcel Service and Airbus; businesses that connect savers with investors and lenders, such as the banks and S&P

Global (the renamed McGraw Hill Financial); businesses that cure intractable diseases and make it more affordable and rational, such as Vertex Pharmaceuticals, Gilead Sciences, Aetna and Anthem; businesses that allow people to spend their hard earned money on things that give them pleasure like Walt Disney and LVMH Moet Hennessy Louis Vuitton and on daily necessities like Unilever and Colgate-Palmolive. We also believe that companies that do things that allow businesses and people to be more efficient will continue to be valuable such as Intuit and PayPal. Where we believe we are advantaged is in seeing these connections and their implementability globally.

We believe deeply in being diversified across a range of businesses across industries and geographies that are the source of opportunity and stability. Our perspective that this should be a fund for all seasons is firm, notwithstanding the last few months.

Rajeev Bhaman, CFA Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

McGraw Hill Financial, Inc.	2.9%
Aetna, Inc.	2.8
Airbus Group SE	2.5
Colgate-Palmolive Co.	2.5
Alphabet, Inc., Cl. C	2.4
Alphabet, Inc., Cl. A	2.4
Murata Manufacturing Co. Ltd.	2.3
SAP SE	2.2
Intuit, Inc.	2.2
Facebook, Inc., Cl. A	2.2

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	45.7%
Japan	12.6
Germany	9.5
France	5.2
United Kingdom	5.1
Switzerland	4.6
India	3.4
Spain	3.4
Sweden	3.3
Netherlands	2.5

Portfolio holdings and allocation are subject to change. Percentages are as of March 31, 2016, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2016, and are based on the total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPPAX)	12/22/69	-1.26%	-9.50%	5.57%	4.30%
Class B (OGLBX)	8/17/93	-1.65	-10.18	4.69	3.79
Class C (OGLCX)	10/2/95	-1.65	-10.18	4.79	3.53
Class I (OGLIX)	1/27/12	-1.07	-9.11	9.58*	N/A
Class R (OGLNX)	3/1/01	-1.40	-9.73	5.26	3.97
Class Y (OGLYX)	11/17/98	-1.14	-9.28	5.84	4.63
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/16
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPPAX)	12/22/69	-6.94%	-14.69%	4.32%	3.69%
Class B (OGLBX)	8/17/93	-6.34	-14.47	4.36	3.79
Class C (OGLCX)	10/2/95	-2.59	-11.04	4.79	3.53
Class I (OGLIX)	1/27/12	-1.07	-9.11	9.58*	N/A
Class R (OGLNX)	3/1/01	-1.40	-9.73	5.26	3.97
Class Y (OGLYX)	11/17/98	-1.14	-9.28	5.84	4.63

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the MSCI All Country (AC) World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes

7          OPPENHEIMER GLOBAL FUND

reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800. CALL OPP (225.5677).

8          OPPENHEIMER GLOBAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9          OPPENHEIMER GLOBAL FUND

Actual	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During 6 Months Ended March 31, 2016
Class A	$ 1,000.00	$ 987.40	$ 5.63
Class B	1,000.00	983.50	9.47
Class C	1,000.00	983.50	9.42
Class I	1,000.00	989.30	3.49
Class R	1,000.00	986.00	6.93
Class Y	1,000.00	988.60	4.43

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.35	5.72
Class B	1,000.00	1,015.50	9.62
Class C	1,000.00	1,015.55	9.57
Class I	1,000.00	1,021.50	3.54
Class R	1,000.00	1,018.05	7.04
Class Y	1,000.00	1,020.55	4.51

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2016 are as follows:

Class	Expense Ratios
Class A	1.13%
Class B	1.90
Class C	1.89
Class I	0.70
Class R	1.39
Class Y	0.89

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10          OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

	Shares	Value
Common Stocks—97.6%
Consumer Discretionary—13.6%
Automobiles—0.5%
Suzuki Motor Corp.	1,714,200	$45,826,687

Hotels, Restaurants & Leisure—1.1%
International Game Technology plc	3,020,170	55,118,103
McDonald’s Corp.	364,190	45,771,399
		100,889,502

Internet & Catalog Retail—1.5%
JD.com, Inc., ADR[1]	3,989,441	105,720,187
Rakuten, Inc.	3,434,700	33,107,745
		138,827,932

Leisure Products—0.3%
Nintendo Co. Ltd.	202,800	28,736,308
Media—2.8%
Walt Disney Co. (The)	1,848,670	183,591,418
Zee Entertainment Enterprises Ltd.	13,094,125	76,523,846
		260,115,264

Specialty Retail—3.2%
Industria de Diseno Textil SA	5,555,845	186,398,793
Tiffany & Co.	1,514,018	111,098,641
		297,497,434

Textiles, Apparel & Luxury Goods—4.2%
Brunello Cucinelli SpA	1,690,117	31,902,706
Kering	707,941	126,230,572
LVMH Moet Hennessy Louis Vuitton SE	1,158,110	198,081,802
Tod’s SpA	444,481	31,635,484
		387,850,564

Consumer Staples—5.7%
Food Products—3.2%
Nestle SA	1,378,959	102,971,678
Unilever plc	4,199,109	189,612,042
		292,583,720

Household Products—2.5%
Colgate-Palmolive Co.	3,263,468	230,564,014
Energy—1.4%
Energy Equipment & Services—0.9%
Technip SA	1,431,810	79,174,112

	Shares	Value
Oil, Gas & Consumable Fuels—0.5%
Repsol SA	4,517,882	$50,848,080
Financials—20.4%
Capital Markets—5.0%
Credit Suisse Group AG1	5,518,763	78,000,419
Deutsche Bank AG	3,632,644	61,808,660
Goldman Sachs Group, Inc. (The)	825,748	129,625,921
Nomura Holdings, Inc.	8,297,700	36,936,132
UBS Group AG	9,950,198	159,371,873
		465,743,005

Commercial Banks—5.9%
Banca Monte dei Paschi di Siena SpA[1]	40,538,480	22,996,697
Banco Bilbao Vizcaya Argentaria SA	11,069,349	73,027,481
Citigroup, Inc.	4,165,020	173,889,585
ICICI Bank Ltd., Sponsored ADR	15,823,639	113,297,255
Societe Generale SA	2,018,566	74,255,537
Sumitomo Mitsui Financial Group, Inc.	2,847,100	86,256,764
		543,723,319

Diversified Financial Services—2.9%
McGraw Hill Financial, Inc.	2,700,459	267,291,432

Insurance—5.3%
Allianz SE	1,027,473	167,028,348
Dai-ichi Life Insurance Co. Ltd. (The)	8,428,700	101,958,780
FNF Group	2,208,660	74,873,574
Prudential plc	8,068,130	149,642,036
		493,502,738

Real Estate Management & Development—1.3%
DLF Ltd.	69,879,446	121,343,747
Health Care—16.3%
Biotechnology—6.0%
ACADIA Pharmaceuticals, Inc.[1]	2,296,479	64,209,553
Biogen, Inc.[1]	350,220	91,169,270

11 OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Biotechnology (Continued)
BioMarin Pharmaceutical, Inc.[1]	779,354	$64,281,118
Bluebird Bio, Inc.[1]	712,314	30,273,345
Celldex Therapeutics, Inc.[1]	4,822,392	18,228,642
Circassia Pharmaceuticals plc[1,2]	16,970,348	66,023,423
Clovis Oncology, Inc.[1]	675,940	12,978,048
Gilead Sciences, Inc.	1,271,540	116,803,665
Ionis Pharmaceuticals, Inc.[1]	787,431	31,890,956
MacroGenics, Inc.[1]	1,567,284	29,386,575
Sage Therapeutics, Inc.[1]	329,590	10,566,655
Vertex Pharmaceuticals, Inc.[1]	276,547	21,982,721
		557,793,971

Health Care Equipment & Supplies—2.2%
St. Jude Medical, Inc.	1,086,040	59,732,200
Swiss Medical SA1,2,3	182,400,000	32,106,230
Zimmer Biomet Holdings, Inc.	1,047,054	111,647,368
		203,485,798

Health Care Providers & Services—5.0%
Aetna, Inc.	2,265,689	254,550,159
Anthem, Inc.	1,219,995	169,567,105
Cigna Corp.	182,040	24,983,170
Humana, Inc.	52,541	9,612,376
		458,712,810

Pharmaceuticals—3.1%
Bayer AG	1,169,568	137,452,065
Roche Holding AG	341,103	83,701,039
Shire plc	934,432	53,532,105
Theravance Biopharma, Inc.[1]	588,092	11,056,129
		285,741,338

Industrials—12.6%
Aerospace & Defense—3.3%
Airbus Group SE	3,486,538	231,352,812

	Shares	Value
Aerospace & Defense (Continued)
Embraer SA, Sponsored ADR	2,694,115	$71,016,871
		302,369,683

Air Freight & Couriers—1.5%
United Parcel Service, Inc., Cl. B	1,327,640	140,026,191

Building Products—1.7%
Assa Abloy AB, Cl. B	8,156,827	160,353,784

Construction & Engineering—0.4%
FLSmidth & Co. AS1	797,893	33,324,165

Electrical Equipment—2.8%
Emerson Electric Co.	1,405,310	76,420,758
Nidec Corp.	2,081,216	142,320,488
Prysmian SpA	1,904,741	43,144,614
		261,885,860

Industrial Conglomerates—2.2%
3M Co.	929,370	154,860,923
Siemens AG	504,583	53,481,649
		208,342,572

Machinery—0.7%
FANUC Corp.	399,800	62,077,369

Information Technology—25.1%
Communications Equipment—1.5%
Telefonaktiebolaget LM Ericsson, Cl. B	14,025,955	140,304,536

Electronic Equipment, Instruments, & Components—5.2%
Keyence Corp.	300,553	163,844,162
Kyocera Corp.	2,387,300	105,094,164
Murata Manufacturing Co. Ltd.	1,738,704	208,858,839
		477,797,165

Internet Software & Services—8.4%
Alphabet, Inc., Cl. A1	290,790	221,843,691
Alphabet, Inc., Cl. C1	301,603	224,679,155
eBay, Inc.[1]	3,578,238	85,376,759
Facebook, Inc., Cl. A1	1,746,860	199,316,726
Twitter, Inc.[1]	3,022,720	50,026,016
		781,242,347

IT Services—1.7%
Earthport plc[1,2]	44,291,461	10,637,150

12 OPPENHEIMER GLOBAL FUND

	Shares	Value
IT Services (Continued)
PayPal Holdings, Inc.[1]	3,928,268	$151,631,145
		162,268,295

Semiconductors & Semiconductor Equipment—2.2%
Maxim Integrated Products, Inc.	5,258,565	193,410,021
SunEdison, Inc.[1,2]	18,893,381	10,206,204
		203,616,225

Software—6.1%
Adobe Systems, Inc.[1]	1,728,754	162,157,125
Intuit, Inc.	1,916,840	199,370,528
SAP SE	2,490,722	201,504,839
		563,032,492

Materials—0.9%
Chemicals—0.9%
Linde AG	548,625	79,913,840

Telecommunication Services—1.6%
Wireless Telecommunication Services—1.6%
KDDI Corp.	5,709,500	152,176,903
Total Common Stocks
(Cost $5,956,786,697)		9,038,983,202

	Shares	Value
Preferred Stocks—2.0%
Bayerische Motoren Werke (BMW) AG, Preference	2,197,141	$175,563,342
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	294,074,928	3,774,604
Total Preferred Stocks (Cost $73,922,192)		179,337,946

Investment Company—0.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.46%[2,4] (Cost $12,789,258)	12,789,258	12,789,258

Total Investments, at Value (Cost $6,043,498,147)	99.7%	9,231,110,406
Net Other Assets (Liabilities)	0.3	29,149,986
Net Assets	100.0%	$9,260,260,392

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2015	Gross Additions	Gross Reductions	Shares March 31, 2016

Circassia Pharmaceuticals plc	16,970,348	—	—	16,970,348
Earthport plc	26,209,011	18,082,450	—	44,291,461
Oppenheimer Institutional Money Market Fund, Cl. E	121,734,074	328,353,557	437,298,373	12,789,258
SunEdison, Inc.	8,799,340	10,094,041	—	18,893,381
Swiss Medical SA	182,400,000	—	—	182,400,000

			Value	Income
Circassia Pharmaceuticals plc			$66,023,423	$—
Earthport plc			10,637,150	—
Oppenheimer Institutional Money Market Fund, Cl. E			12,789,258	127,752
SunEdison, Inc.			10,206,204	—
Swiss Medical SA			32,106,230	—

Total			$131,762,265	$127,752

13 OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

3. Restricted security. The aggregate value of restricted securities at period end was $32,106,230, which represents 0.35% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Dates	Cost	Value	Appreciation

Swiss Medical SA	5/16/94-7/10/02	$30,390,000	$32,106,230	$1,716,230

4. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$4,220,683,409	45.7%
Japan	1,167,194,341	12.6
Germany	876,752,744	9.5
France	477,742,023	5.2
United Kingdom	471,032,753	5.1
Switzerland	424,045,008	4.6
India	314,939,452	3.4
Spain	310,274,355	3.4
Sweden	300,658,320	3.3
Netherlands	231,352,812	2.5
Italy	129,679,501	1.4
China	105,720,187	1.1
Brazil	71,016,871	0.8
Ireland	53,532,105	0.6
Denmark	33,324,165	0.4
Argentina	32,106,230	0.3
Cayman Islands	11,056,130	0.1

Total	$9,231,110,406	100.0%

See accompanying Notes to Financial Statements.

14 OPPENHEIMER GLOBAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $5,738,308,068)	$9,099,348,141
Affiliated companies (cost $305,190,079)	131,762,265

9,231,110,406

Cash	6,999,042

Receivables and other assets:
Dividends	36,645,603
Shares of beneficial interest sold	3,430,609
Other	1,014,270

Total assets	9,279,199,930

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	14,524,630
Trustees’ compensation	1,975,240
Distribution and service plan fees	1,562,184
Foreign capital gains tax	146,757
Shareholder communications	13,998
Other	716,729

Total liabilities	18,939,538

Net Assets	$9,260,260,392

Composition of Net Assets
Paid-in capital	$5,838,044,350

Accumulated net investment loss	(7,405,909)

Accumulated net realized gain on investments and foreign currency transactions	243,099,711

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,186,522,240

Net Assets	$9,260,260,392

15 OPPENHEIMER GLOBAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $6,531,665,671 and 92,996,030 shares of beneficial interest outstanding)	$70.24
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$74.53

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $49,044,965 and 763,943 shares of beneficial interest outstanding)	$64.20

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $645,652,965 and 9,914,975 shares of beneficial interest outstanding)	$65.12

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $561,960,691 and 7,989,127 shares of beneficial interest outstanding)	$70.34

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $216,457,216 and 3,095,888 shares of beneficial interest outstanding)	$69.92

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,255,478,884 and 17,849,835 shares of beneficial interest outstanding)	$70.34

See accompanying Notes to Financial Statements.

16 OPPENHEIMER GLOBAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2016 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,162,424)	$55,697,272
Affiliated companies	127,752

Interest	6,183

Total investment income	55,831,207

Expenses
Management fees	31,794,451

Distribution and service plan fees:
Class A	8,106,740
Class B	293,300
Class C	3,367,474
Class R	551,310

Transfer and shareholder servicing agent fees:
Class A	7,563,483
Class B	64,761
Class C	742,431
Class I	81,461
Class R	243,661
Class Y	1,415,220

Shareholder communications:
Class A	34,619
Class B	1,192
Class C	5,595
Class I	586
Class R	205
Class Y	6,334

Custodian fees and expenses	304,519

Borrowing fees	88,029

Trustees’ compensation	79,374

Other	298,608

Total expenses	55,043,353
Less reduction to custodian expenses	(1,243)
Less waivers and reimbursements of expenses	(49,754)

Net expenses	54,992,356

Net Investment Income	838,851

17 OPPENHEIMER GLOBAL FUND

STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$286,923,215
Foreign currency transactions	(566,996)

Net realized gain	286,356,219

Net change in unrealized appreciation/depreciation on:
Investments	(474,566,170)
Translation of assets and liabilities denominated in foreign currencies	64,704,767

Net change in unrealized appreciation/depreciation	(409,861,403)

Net Decrease in Net Assets Resulting from Operations	$(122,666,333)

See accompanying Notes to Financial Statements.

18 OPPENHEIMER GLOBAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment income	$838,851	$69,418,376
Net realized gain	286,356,219	495,968,013
Net change in unrealized appreciation/depreciation	(409,861,403)	(757,317,374)

Net decrease in net assets resulting from operations	(122,666,333)	(191,930,985)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(47,850,220)	(61,467,668)
Class B	—	—
Class C	464	(1,022,368)
Class I	(6,154,999)	(4,518,661)
Class R	(875,701)	(1,345,485)
Class Y	(12,388,557)	(12,695,076)

	(67,269,013)	(81,049,258)

Distributions from net realized gain:
Class A	(309,441,484)	(353,319,441)
Class B	(2,938,010)	(5,047,235)
Class C	(32,628,370)	(34,937,537)
Class I	(23,658,105)	(16,921,008)
Class R	(9,795,265)	(11,142,468)
Class Y	(57,383,411)	(58,127,450)

	(435,844,645)	(479,495,139)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	38,172,972	120,168,473
Class B	(14,978,784)	(36,598,059)
Class C	15,246,031	35,375,972
Class I	97,892,274	192,534,324
Class R	5,140,382	5,430,958
Class Y	85,721,271	(122,351,861)

	227,194,146	194,559,807

Net Assets
Total decrease	(398,585,845)	(557,915,575)

Beginning of period	9,658,846,237	10,216,761,812

End of period (including accumulated net investment income (loss) of $(7,405,909) and $59,024,253, respectively)	$9,260,260,392	$9,658,846,237

See accompanying Notes to Financial Statements.

19 OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$74.79	$80.61	$76.06	$60.82	$51.78	$56.31

Income (loss) from investment operations:
Net investment income[2]	0.01	0.56	0.58	0.61	0.56	1.06
Net realized and unrealized gain (loss)	(0.68)	(1.90)	6.87	15.36	9.56	(4.66)

Total from investment operations	(0.67)	(1.34)	7.45	15.97	10.12	(3.60)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.52)	(0.66)	(0.61)	(0.63)	(1.06)	(0.50)
Distributions from net realized gain	(3.36)	(3.82)	(2.29)	(0.10)	(0.02)	(0.43)

Total dividends and/or distributions to shareholders	(3.88)	(4.48)	(2.90)	(0.73)	(1.08)	(0.93)

Net asset value, end of period	$70.24	$74.79	$80.61	$76.06	$60.82	$51.78

Total Return, at Net Asset Value[3]	(1.26)%	(1.87)%	10.01%	26.52%	19.80%	(6.59)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,531,665	$6,935,324	$7,351,617	$7,497,366	$6,509,607	$6,181,685

Average net assets (in thousands)	$6,871,709	$7,558,014	$7,648,870	$7,017,280	$6,551,108	$7,646,696

Ratios to average net assets:[4]
Net investment income	0.02%	0.69%	0.72%	0.89%	0.99%	1.74%
Expenses excluding specific expenses listed below	1.13%	1.13%	1.14%	1.19%	1.22%	1.16%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.13%	1.13%	1.14%	1.19%	1.22%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.13%	1.13%	1.14%	1.19%	1.22%	1.16%

Portfolio turnover rate	4%	11%	11%	11%	12%	13%

20 OPPENHEIMER GLOBAL FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.13%
Year Ended September 30, 2015	1.13%
Year Ended September 30, 2014	1.14%
Year Ended September 30, 2013	1.19%
Year Ended September 28, 2012	1.22%
Year Ended September 30, 2011	1.16%

See accompanying Notes to Financial Statements.

21 OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$68.44	$74.03	$70.04	$56.03	$47.59	$51.82

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.27)	(0.07)	(0.08)	(0.02)	0.06	0.44
Net realized and unrealized gain (loss)	(0.61)	(1.70)	6.36	14.21	8.84	(4.24)

Total from investment operations	(0.88)	(1.77)	6.28	14.19	8.90	(3.80)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.08)	(0.44)	0.00
Distributions from net realized gain	(3.36)	(3.82)	(2.29)	(0.10)	(0.02)	(0.43)

Total dividends and/or distributions to shareholders	(3.36)	(3.82)	(2.29)	(0.18)	(0.46)	(0.43)

Net asset value, end of period	$64.20	$68.44	$74.03	$70.04	$56.03	$47.59

Total Return, at Net Asset Value[3]	(1.65)%	(2.62)%	9.14%	25.39%	18.81%	(7.44)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,045	$67,560	$109,495	$144,206	$163,538	$197,530

Average net assets (in thousands)	$58,731	$89,091	$128,588	$152,754	$182,874	$282,805

Ratios to average net assets:[4]
Net investment income (loss)	(0.79)%	(0.10)%	(0.11)%	(0.03)%	0.11%	0.77%
Expenses excluding specific expenses listed below	1.90%	1.90%	1.98%	2.20%	2.24%	2.20%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.90%	1.90%	1.98%	2.20%	2.24%	2.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	1.90%	1.95%	2.10%	2.07%	2.07%

Portfolio turnover rate	4%	11%	11%	11%	12%	13%

22 OPPENHEIMER GLOBAL FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.90%
Year Ended September 30, 2015	1.90%
Year Ended September 30, 2014	1.98%
Year Ended September 30, 2013	2.20%
Year Ended September 28, 2012	2.24%
Year Ended September 30, 2011	2.20%

See accompanying Notes to Financial Statements.

23 OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$69.37	$75.10	$71.11	$56.93	$48.46	$52.78

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.25)	(0.05)	(0.01)	0.11	0.14	0.56
Net realized and unrealized gain (loss)	(0.64)	(1.75)	6.44	14.41	8.96	(4.34)

Total from investment operations	(0.89)	(1.80)	6.43	14.52	9.10	(3.78)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.11)	(0.15)	(0.24)	(0.61)	(0.11)
Distributions from net realized gain	(3.36)	(3.82)	(2.29)	(0.10)	(0.02)	(0.43)

Total dividends and/or distributions to shareholders	(3.36)	(3.93)	(2.44)	(0.34)	(0.63)	(0.54)

Net asset value, end of period	$65.12	$69.37	$75.10	$71.11	$56.93	$48.46

Total Return, at Net Asset Value[3]	(1.65)%	(2.60)%	9.20%	25.62%	18.93%	(7.30)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$645,653	$674,573	$695,102	$666,584	$580,390	$581,865

Average net assets (in thousands)	$674,605	$715,064	$699,835	$623,949	$591,634	$735,113

Ratios to average net assets:[4]
Net investment income (loss)	(0.74)%	(0.07)%	(0.01)%	0.18%	0.26%	0.98%
Expenses excluding specific expenses listed below	1.89%	1.90%	1.88%	1.90%	1.94%	1.91%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.89%	1.90%	1.88%	1.90%	1.94%	1.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.90%	1.88%	1.90%	1.94%	1.91%

Portfolio turnover rate	4%	11%	11%	11%	12%	13%

24 OPPENHEIMER GLOBAL FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.89%
Year Ended September 30, 2015	1.90%
Year Ended September 30, 2014	1.88%
Year Ended September 30, 2013	1.90%
Year Ended September 28, 2012	1.94%
Year Ended September 30, 2011	1.91%

See accompanying Notes to Financial Statements.

25 OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$75.07	$80.92	$76.36	$61.08	$57.08

Income (loss) from investment operations:
Net investment income[3]	0.18	0.90	1.08	0.99	0.53
Net realized and unrealized gain (loss)	(0.67)	(1.91)	6.74	15.35	3.47

Total from investment operations	(0.49)	(1.01)	7.82	16.34	4.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.88)	(1.02)	(0.97)	(0.96)	0.00
Distributions from net realized gain	(3.36)	(3.82)	(2.29)	(0.10)	0.00

Total dividends and/or distributions to shareholders	(4.24)	(4.84)	(3.26)	(1.06)	0.00

Net asset value, end of period	$70.34	$75.07	$80.92	$76.36	$61.08

Total Return, at Net Asset Value[4]	(1.07)%	(1.44)%	10.49%	27.12%	7.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$561,961	$499,965	$343,373	$60,732	$12,762

Average net assets (in thousands)	$543,577	$433,479	$252,001	$41,484	$6,763

Ratios to average net assets:[5]
Net investment income	0.48%	1.11%	1.35%	1.40%	1.37%
Expenses excluding specific expenses listed below	0.70%	0.71%	0.70%	0.71%	0.73%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.70%	0.71%	0.70%	0.71%	0.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%	0.71%	0.70%	0.71%	0.73%

Portfolio turnover rate	4%	11%	11%	11%	12%

26 OPPENHEIMER GLOBAL FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	0.70%
Year Ended September 30, 2015	0.71%
Year Ended September 30, 2014	0.70%
Year Ended September 30, 2013	0.71%
Period Ended September 28, 2012	0.73%

See accompanying Notes to Financial Statements.

27 OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$74.35	$80.17	$75.68	$60.47	$51.46	$55.96

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.08)	0.34	0.37	0.41	0.38	0.85
Net realized and unrealized gain (loss)	(0.69)	(1.88)	6.85	15.30	9.49	(4.63)

Total from investment operations	(0.77)	(1.54)	7.22	15.71	9.87	(3.78)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.46)	(0.44)	(0.40)	(0.84)	(0.29)
Distributions from net realized gain	(3.36)	(3.82)	(2.29)	(0.10)	(0.02)	(0.43)

Total dividends and/or distributions to shareholders	(3.66)	(4.28)	(2.73)	(0.50)	(0.86)	(0.72)

Net asset value, end of period	$69.92	$74.35	$80.17	$75.68	$60.47	$51.46

Total Return, at Net Asset Value[3]	(1.40)%	(2.13)%	9.73%	26.16%	19.40%	(6.91)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$216,457	$224,577	$236,838	$214,310	$192,647	$192,212

Average net assets (in thousands)	$221,420	$240,784	$232,983	$200,060	$203,213	$237,342

Ratios to average net assets:[4]
Net investment income (loss)	(0.23)%	0.43%	0.47%	0.60%	0.67%	1.39%
Expenses excluding specific expenses listed below	1.39%	1.40%	1.40%	1.47%	1.55%	1.50%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.39%	1.40%	1.40%	1.47%	1.55%	1.50%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.39%	1.40%	1.40%	1.47%	1.55%	1.50%

Portfolio turnover rate	4%	11%	11%	11%	12%	13%

28 OPPENHEIMER GLOBAL FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.39%
Year Ended September 30, 2015	1.40%
Year Ended September 30, 2014	1.40%
Year Ended September 30, 2013	1.47%
Year Ended September 28, 2012	1.55%
Year Ended September 30, 2011	1.50%

See accompanying Notes to Financial Statements.

29 OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$75.00	$80.81	$76.25	$61.00	$51.95	$56.52

Income (loss) from investment operations:
Net investment income[2]	0.10	0.73	0.79	0.80	0.72	1.26
Net realized and unrealized gain (loss)	(0.67)	(1.89)	6.88	15.38	9.58	(4.72)

Total from investment operations	(0.57)	(1.16)	7.67	16.18	10.30	(3.46)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.73)	(0.83)	(0.82)	(0.83)	(1.23)	(0.68)
Distributions from net realized gain	(3.36)	(3.82)	(2.29)	(0.10)	(0.02)	(0.43)

Total dividends and/or distributions to shareholders	(4.09)	(4.65)	(3.11)	(0.93)	(1.25)	(1.11)

Net asset value, end of period	$70.34	$75.00	$80.81	$76.25	$61.00	$51.95

Total Return, at Net Asset Value[3]	(1.14)%	(1.64)%	10.30%	26.85%	20.15%	(6.36)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,255,479	$1,256,847	$1,480,337	$1,330,188	$977,716	$683,652

Average net assets (in thousands)	$1,286,384	$1,302,957	$1,454,338	$1,147,539	$839,762	$713,559

Ratios to average net assets:[4]
Net investment income	0.27%	0.90%	0.99%	1.16%	1.26%	2.07%
Expenses excluding specific expenses listed below	0.89%	0.90%	0.89%	0.92%	0.93%	0.92%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.89%	0.90%	0.89%	0.92%	0.93%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.90%	0.89%	0.92%	0.93%	0.90%

Portfolio turnover rate	4%	11%	11%	11%	12%	13%

30 OPPENHEIMER GLOBAL FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	0.89%
Year Ended September 30, 2015	0.90%
Year Ended September 30, 2014	0.89%
Year Ended September 30, 2013	0.92%
Year Ended September 28, 2012	0.93%
Year Ended September 30, 2011	0.92%

See accompanying Notes to Financial Statements.

31 OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Global Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S.

32 OPPENHEIMER GLOBAL FUND

2. Significant Accounting Policies (Continued)

dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption

33 OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended September 30, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

34 OPPENHEIMER GLOBAL FUND

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$6,043,498,147

Gross unrealized appreciation	$4,096,951,021
Gross unrealized depreciation	(909,338,762)

Net unrealized appreciation	$3,187,612,259

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal

35 OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through

36 OPPENHEIMER GLOBAL FUND

3. Securities Valuation (Continued)

either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of

37 OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$501,299,748	$758,443,943	$—	$1,259,743,691
Consumer Staples	230,564,014	292,583,720	—	523,147,734
Energy	—	130,022,192	—	130,022,192
Financials	758,977,767	1,132,626,474	—	1,891,604,241
Health Care	1,132,919,055	340,708,632	32,106,230	1,505,733,917
Industrials	442,324,743	726,054,881	—	1,168,379,624
Information Technology	1,498,017,370	830,243,690	—	2,328,261,060
Materials	—	79,913,840	—	79,913,840
Telecommunication Services	—	152,176,903	—	152,176,903
Preferred Stocks	3,774,604	175,563,342	—	179,337,946
Investment Company	12,789,258	—	—	12,789,258

Total Assets	$4,580,666,559	$4,618,337,617	$32,106,230	$9,231,110,406

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may

38 OPPENHEIMER GLOBAL FUND

4. Investments and Risks (Continued)

also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers,

39 OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

40 OPPENHEIMER GLOBAL FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	4,443,076	$328,799,139	13,404,323	$1,084,689,669
Dividends and/or distributions reinvested	4,539,041	343,196,898	5,126,002	398,495,367
Redeemed	(8,718,785)	(633,823,065)	(16,996,203)	(1,363,016,563)

Net increase	263,332	$38,172,972	1,534,122	$120,168,473

Class B
Sold	10,504	$718,249	50,844	$3,808,399
Dividends and/or distributions reinvested	41,799	2,895,865	69,299	4,961,093
Redeemed	(275,505)	(18,592,898)	(612,010)	(45,367,551)

Net decrease	(223,202)	$(14,978,784)	(491,867)	$(36,598,059)

Class C
Sold	637,190	$43,815,072	1,441,343	$109,275,130
Dividends and/or distributions reinvested	430,982	30,285,086	457,857	33,222,077
Redeemed	(877,033)	(58,854,127)	(1,431,357)	(107,121,235)

Net increase	191,139	$15,246,031	467,843	$35,375,972

Class I
Sold	1,673,871	$121,555,474	3,358,833	$269,082,961
Dividends and/or distributions reinvested	391,971	29,640,837	275,603	21,433,640
Redeemed	(736,406)	(53,304,037)	(1,218,110)	(97,982,277)

Net increase	1,329,436	$97,892,274	2,416,326	$192,534,324

Class R
Sold	366,054	$26,546,831	672,602	$53,966,036
Dividends and/or distributions reinvested	137,608	10,366,008	157,235	12,179,437
Redeemed	(428,118)	(31,772,457)	(763,660)	(60,714,515)

Net increase	75,544	$5,140,382	66,177	$5,430,958

Class Y
Sold	2,967,126	$218,193,731	5,552,098	$450,960,081
Dividends and/or distributions reinvested	869,115	65,757,225	857,366	66,711,676
Redeemed	(2,744,934)	(198,229,685)	(7,970,138)	(640,023,618)

Net increase (decrease)	1,091,307	$85,721,271	(1,560,674)	$(122,351,861)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$343,732,965	$523,597,230

41 OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1.0 billion	0.69
Next $1.5 billion	0.67
Next $2.5 billion	0.65
Next $2.5 billion	0.63
Next $2.5 billion	0.60
Next $4.0 billion	0.58
Next $8.0 billion	0.56
Over $23.0 billion	0.54

The Fund’s effective management fee for the reporting period was 0.66% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

42 OPPENHEIMER GLOBAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	146,278
Accumulated Liability as of March 31, 2016	1,007,174

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans

43 OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2016	$385,011	$2,900	$20,810	$26,009

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $49,754 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were

44 OPPENHEIMER GLOBAL FUND

10. Pending Litigation (Continued)

not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

45 OPPENHEIMER GLOBAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

46 OPPENHEIMER GLOBAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Global Fund	12/7/15	13.3%	86.7%	0.0%

47 OPPENHEIMER GLOBAL FUND

OPPENHEIMER GLOBAL FUND

Trustee and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Rajeev Bhaman, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc.   All rights reserved.

48 OPPENHEIMER GLOBAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

49 OPPENHEIMER GLOBAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800. CALL OPP (225.5677).

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55 OPPENHEIMER GLOBAL FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0330.001.0316 May 27, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/13/2016